UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6th, 2015

CANNABICS PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-192759	20-3373669
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

#3 Bethesda Metro Center

Suite 700

Bethesda, Md 20814

(Address of principal executive offices and Zip Code)

(877) 424-2429

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 6th, 2015, the Board of Directors appointed Mr. Dov Weinberg as Chief Financial Officer of the Corporation.

Mr. Weinberg, 62, has over 30 years of broad experience as a CFO of international companies both private and publicly listed on the US and Israeli Stock Exchanges. Mr. Weinberg is the Director and President of Weinberg Dalyo Inc., a private financial consulting company. Mr. Weinberg’s specialization is in the bio-technology and life science companies and he brings a strong finance, operations & business development background. Mr. Weinberg resides in White Plains, New York.

Mr. Weinberg has a BA degree in Accounting and Economics from the Tel Aviv University and an MBA degree from Bar Ilan University and is a Certified Public Accountant.

ITEM 9.01 FINANCIAL STATEMENTS & EXHIBITS

(d) Exhibits

 10.01          Agreement with Mr. Weinberg

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9th, 2015

Cannabics Pharmaceuticals Inc.

By: /s/ Itamar Borochov
Itamar Borochov, Director, CEO